UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2006

                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           Iowa                        0-27672                  42-1449849
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)


                               825 Central Avenue
                             Fort Dodge, Iowa 50501
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         On May 26, 2006, the Board of Directors of North Central Bancshares, Inc. (the "Company"), the holding company for First Federal Savings Bank of Iowa (the "Bank"), approved the North Central Bancshares, Inc. 2006 Incentive Award Plan (the "Plan"). (Capitalized terms are defined in the Plan).

         The Plan was adopted for the purpose of promoting growth and profitability of the Company and the Bank by providing eligible key officers ("eligible officers") with an incentive award opportunity to achieve corporate objectives and by attracting and retaining individuals of outstanding competence by aligning their interests with the interest of the Company in obtaining superior financial results.

         The Plan provides for an Incentive Award if certain award objectives are accomplished by the eligible officer. The Plan is administered by members of the Compensation Committee of North Central Bancshares, Inc. or First Federal Savings Bank of Iowa who are Disinterested Board Members.

         Each participant in the Plan is assigned to a participation tier and is assigned company and/or individual objectives that are weighted according to the participation tier. For 2006, the participation tiers and weights assigned to company and/or individual objectives are as follows:

                                   Award Objectives
-----------          -----------------        -----------------
    Tier                  Company                 Individual
-----------          -----------------        -----------------
1                          100%                     --
2                           75%                     25%
3                           50%                     50%
4                           25%                     75%


         Each participant in the Plan is awarded the opportunity to earn Incentive Units based on the participation tier to which he or she is assigned, the number of which varies with the degree of attainment of the applicable Award Objectives and the value of which is determined by the Committee, as follows:

                                             Number of Incentive Units
--------       -----------       -----------       ------------      -----------
  Tier          Threshold          Target          Above Target        Maximum
               Achievement       Achievement       Achievement       Achievement
--------       -----------       -----------       ------------      -----------
   1                3                 6                 9                 12
   2                2                 4                 6                 8
   3                2                 3                 4                 6
   4                2                 3                 4                 6

         For 2006, the Committee has assigned each Incentive Unit a value equal to 0.1% (1/10th of 1%) of the Company's 2006 budgeted net income (determined in accordance with generally accepted accounting principles). Where a participant's actual achievement falls between two of the designated levels, the Committee may use interpolation to calculate and pay an intermediate number of Incentive Units. For 2006, the Committee has assigned each of the eligible officers the following participation tiers and Award Objectives:

                                                             Award Objectives
---------------------------------------------------------------------------------------------------
Executive Officer       Tier                 Company                           Individual
-------------------   --------   ----------------------------------     ---------------------------
David M. Bradley         1        Net income or earnings per share.       N/A
C. Thomas Chalstrom      1        Net income or earnings per share.       N/A
David W. Edge            3        Net income or earnings per share.       Compliance with section
                                                                          404 of the Sarbanes-Oxley
                                                                          Act of 2002, compliance
                                                                          with the reporting
                                                                          requirements under the
                                                                          Securities Act of 1933,
                                                                          compliance with the
                                                                          reporting requirements
                                                                          under the Securities
                                                                          Exchange Act of 1934,
                                                                          compliance with Generally
                                                                          Accepted Accounting
                                                                          Principles.
Kirk A. Yung             4        Net income or earnings per share.       Loan production.



Item 9.01         Financial Statements and Exhibits

None




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NORTH CENTRAL BANCSHARES, INC.


                                  By:
                                      -----------------------------------------
                                  Name:  David M. Bradley
                                  Title: Chairman, President and Chief Executive
                                         Officer

Dated: May 26, 2006




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